CINCINNATI FINANCIAL CORPORATION

INVESTOR HANDOUT

MAY 2018

The POWER of personal

NASDAQ: CINF

The POWER of personal

This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

The forward-looking information in this presentation has been publicly disclosed, most recently on April 25, 2018, and should be considered to be effective only as of that date.

Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at *cinfin.com/investors.*

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 57 years of shareholder dividend increases
  - Common stocks are approximately 36% of investments
  - 29 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$138
$132
$138
$142
$150
$159
$169
$153
$175
$222
$171
$203
$228
$208
$244
2013
2014
2015
2016
2017

* $100 invested on December 31, 2012, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

LONG-TERM VALUE CREATION

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- Targeting annual rate of growth in book value plus the percentage of dividends to beginning book value to average 10% to 13% over the next five-year period
  - Value creation ratio (VCR) for 2013 through 2017 averaged 13.9%

- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS

MEASURED BY VALUE CREATION RATIO

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Target for the next five-year period: Annual VCR averaging 10% to 13%



Value Creation Ratio
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Total Shareholder Return
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2013
2014
2015
2016
2017
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
Actual VCR: 16.1% 12.6% 3.4% 14.5% 22.9%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

CINCINNATI FINANCIAL AT A GLANCE

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- Top 25 U.S. P&C insurer
- A.M. Best rating: A+ Superior
- $5 billion 2017 premiums:

  64% Commercial 25% Personal 4% Excess & Surplus 5% Life 2% Cincinnati Re[SM]

- Agency-centered business model is time-tested
  - Agency relationships strengthened over time by in-person approach
  - Local decision-making operating structure is difficult to replicate
- 57 consecutive years of shareholder dividend increases
  - Only seven U.S. public companies can match this record
  - 30.5% increase in 2017 dividends paid, including 26.3% from special dividend
  - Yield is attractive, 3.0% in early-May 2018

PERFORMANCE TARGETS & TRENDS

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- (2.7)% VCR for 1Q18, on an annualized basis, is below target: 10% to 13% annual average over the next five-year period
  - 1.5% contribution from operating earnings, offset by negative 4.0% from investment portfolio losses (2.1% from bonds, 1.9% from stocks)
  - 13.9% five-year VCR average as of 12-31-17
- Related performance drivers as of YTD 3-31-18:
  - 2% premium growth, targeting growth rate exceeding industry average
  - 97.9% combined ratio, within 95% to 100% long-term target
  - 19 consecutive quarters of investment income growth
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

OUTPERFORMING THE INDUSTRY

FIVE-YEAR AVERAGE COMBINED RATIO 5.6 POINTS BETTER

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Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2013
2014
2015
2016
2017
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-17: 5-year = 5.7%, 10-year = 6.8%

STRATEGIES FOR LONG-TERM SUCCESS

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- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.8% of total bond portfolio at 3-31-18, no municipal exposure exceeded 0.3%
  - 35.5% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.2% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 9.3% debt-to-total-capital at 3-31-18
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 1.0-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

MANAGE INSURANCE PROFITABILITY

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- Ongoing underwriting expertise enhancement
  - Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions
  - Staff specialization and augmentation aimed at lowering loss ratios
- Improving efficiencies and ease of use with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- Investing for the future
  - Addressing auto profitability with rate adequacy and risk selection initiatives
  - Strategic investments with modest short-term effects on expense ratios
    - Headquarters staff additions include high net worth and reinsurance assumed initiatives
    - 31% increase in field staff since the end of 2012, supporting healthy premium growth

DRIVE PREMIUM GROWTH

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- New agency appointments bring potential for growth over time
  - 211 appointed in 2017 including 104 for personal lines only, $6.8B aggregate premiums from all carriers
  - 22 appointed YTD 3-31-18 marketing most or all lines, 24 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for high net worth clients of our agencies; contributed most of the 15% growth in 1Q18 personal lines new business premiums
  - Expanded use of reinsurance assumed to further deploy capital, diversify risk
  - Ongoing development of target market programs and cross-serving
- 2% growth in YTD 3-31-18 P&C net written premiums
  - Commercial lines down 1%, personal lines up 9%, E&S up 15%, Cincinnati Re up 15%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate
  - Term life insurance earned premiums up 8%

SELECT GROUP OF AGENCIES IN 42 STATES

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1,724 agency relationships with 2,288 locations

(as of March 31, 2018)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters (no branches)

<u>Our Commercial Top Five = 38%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Our Personal Top Five = 52%</u>
Ohio, Georgia, Michigan, North Carolina, Indiana

<u>Market Share Top Five</u>
Ohio: 4.6%
Indiana: 2.7%
Kentucky: 2.4%
Montana: 2.4%
Vermont: 2.2%

Based on 2016 data excluding A&H, Flood and Crop

PREMIUM GROWTH POTENTIAL

STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

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► Cincinnati's share of $54 billion total* premiums (including approximately $3 billion E&S) produced by currently appointed agencies is approximately 9%

Market share per agency reporting location by year appointed

Based on 2016 standard market P&C agency written premiums (Excludes excess and surplus lines)



0.3%
3.3%
8.1%
15.2%
1 year or less
2-5 years
6-10 years
10 years or more

► New appointments also drive premium growth opportunity
- Agency relationship net count increased by 46% since the end of 2009
- Agencies appointed during 2012-16 produce $24 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

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APPENDIX

Income, Dividend & Cash Flow Trends
Reserve Adequacy & Prior Accident Year Development
Pricing Precision, Premium Growth Trends & Business Mix
Investment Portfolio Management & Performance
Reinsurance Ceded Program & Agency Statistics
Financial Strength Ratings & Valuation Comparison to Peers

FIRST-QUARTER 2018 HIGHLIGHTS

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- Net loss $0.19 per share vs. 1Q17 $1.21 net income
  - $1.53 decrease from investment losses vs. 1Q17 gains
  - Majority of investment losses: Reduction in fair value of equities still held, formerly reported in other comprehensive income
- Investment income rose 1%
  - Dividend income was up 8%, interest income was down 1%
- Property casualty net written premiums grew 2%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial and E&S up low-single-digits
- Combined ratio of 97.9%, down 1.8 points from 1Q17
  - 1Q18 decrease included 4.8 points from lower catastrophe losses, partially offset by 3.5 points for higher non-cat weather

INCOME AND SHAREHOLDER DIVIDENDS


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Per share basis
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
$0.50
-$0.50
2014
2015
2016
2017
3 mos 17
3 mos 18
2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform
Non-GAAP Operating Income
Net Income
Ordinary dividends declared

STRONG OPERATING CASH FLOW

CONTRIBUTED TO $518M OF FULL-YEAR 2017 NET PURCHASES IN INVESTMENT PORTFOLIO


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(In millions)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2013
2014
2015
2016
2017
3 mos 17
3 mos 18
Decrease in 2017 reflects $102M increase in catastrophe losses paid

CASH DIVIDEND PAYOUT RATIO

STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS



67% average payout for 2008 through 2017
(net income basis)
120%
100%
80%
60%
40%
20%
0%
2008
2009
2010
2011*
2012
2013
2014
2015
2016
2017**
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses

** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform

DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 29 CONSECUTIVE YEARS

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Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range


Reserve range at 12-31-17
Low end $4,709
High end $5,155
Carried at 72nd percentile
(In millions)
$3,942
$4,156
$4,379
$4,737
$5,032
Calendar year development (Favorable)
($147)
($98)
($184)
($168)
($119)
2013
2014
2015
2016
2017

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS

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General liability 2017 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models


15%
10%
5%
0%
-5%
Average renewal price change
90%
88%
86%
84%
82%
80%
Policy retention
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention


COMMERCIAL CASUALTY RATIOS
LOSS & ALAE FOR ACCIDENT YEARS MEASURED AT 12 MONTHS
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3.4 point increase for IBNR drives total
(+3.3 below excludes AO for claim staff salaries etc, +3.5 per financial supplement includes AO)
Paid up ~1 point vs. recent years
67.6%
68.0%
71.4%
65.5%
60.8%
52.3%
53.6%
52.8%
53.6%
56.9%
32.1%
35.5%
4.1%
3.8%
4.8%
3.8%
3.5%
4.1%
3.6%
3.8%
4.4%
4.5%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Lines = Ratio Components (Paid, IBNR)
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
Total Loss & ALAE
Paid
IBNR


COMMERCIAL CASUALTY RATIOS
LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17
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48.0%
49.6%
49.5%
51.5%
52.7%
48.2%
50.7%
52.4%
54.7%
56.9%
Estimated ultimate "picks" for more recent years currently assume paid will continue to rise
AY09 at 48 months higher than AY08, but AY10 was lower than AY09
AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12
44.3%
46.1%
45.3%
44.3%
43.0%
27.8%
29.9%
29.3%
31.9%
30.2%
33.4%
27.1%
30.6%
30.6%
20.7%
21.2%
22.9%
21.0%
22.2%
18.6%
18.3%
19.8%
19.8%
12.2%
10.5%
13.3%
13.1%
11.5%
10.5%
10.3%
10.7%
12.0%
12.0%
4.5%
2008
2009
2010
2011
2012
2013
2014
'15@36 mo
'16@24mo
'17@12mo
Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
Total Loss & ALAE
Paid-developed to date
Paid 48 mo
Paid 36 mo
Paid 24 mo

PREMIUM GROWTH VS. INDUSTRY

6.8% CAGR APPROXIMATELY DOUBLED INDUSTRY



Property casualty net written premium growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2013
2014
2015
2016
2017
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2017 NET EARNED PREMIUMS



Consolidated
$4.954 Billion
E&S Lines 4%
Commercial Lines 64%
Life 5%
Cincinnati Re 2%
Personal Lines 25%
Property Casualty
$4.722 Billion
Excess & Surplus 4%
Cincinnati Re 2%
Homeowner 11%
Personal Auto 12%
Other Commercial 5%
Other Personal 3%
Workers' Compensation 7%
Commercial Auto 13%
Commercial Casualty 24%
Commercial Property 19%

Approximately ¼ commercial premiums = policies with average annual premiums <$10,000 & 21% >$100,000; 84% HO accounts include auto

INVESTMENT INCOME

1% GROWTH IN YTD 3-31-18: DIVIDENDS UP 8%, INTEREST DOWN 1% (PRETAX)

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(In millions)
$625
$600
$575
$550
$525
$500
$475
$450
$425
2013
2014
2015
2016
2017

Pretax bond yield: **4.90%** **4.76%** **4.70%** **4.60%** **4.42%**

(Bonds at amortized cost) Pretax book yield for bonds acquired in 2017: 3.61%

Pretax book yield as of 12-31-17 for bonds maturing in 2018=5.56%, 2019=6.09%, 2020=4.75%

Portion of bond portfolio maturing: 4.9% in 2018, 5.9% in 2019, 5.9% in 2020, 14.7% in 2021-22

INVESTMENT PORTFOLIO

INVEST FOR INCOME AND APPRECIATION

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$16.6 billion fair value at March 31, 2018

(in billions)



Tax-Exempt Fixed Maturities $3.933
Taxable Fixed Maturities $6.595
Common Equities $5.893
Preferred Equities $0.193

Investment leverage: 210% at March 31, 2018

Bond portfolio fair value exceeds insurance reserves liability by 30%

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

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March 31, 2018

Sector	CFC	S&P 500 Weightings
Information technology	**20.6%**	22.1%
Financial	**17.0**	14.4
Industrials	**13.9**	10.1
Consumer discretionary	**13.2**	12.3
Healthcare	**13.2**	13.9
Energy	**6.9**	6.6
Consumer staples	**5.8**	9.3
Materials	**4.4**	2.8
Utilities	**2.4**	3.2
Telecomm services	**1.6**	2.4
Real estate	**1.0**	2.9

Portfolio Highlights at 03-31-18

- JP Morgan Chase is largest holding
  - 4.2% of publicly traded common stock portfolio
  - 1.5% of total investment portfolio
- 8% increase in 3mos18 dividend income
- Appreciated value from cost totaled $2.9 billion (pretax)
  - Seven largest contributors represent 35%: JP Morgan Chase, Blackrock, Honeywell, Microsoft, Apple, 3M and AbbVie
- Annual portfolio returns: (2017 & 2016) 21.0% & 18.2% (S&P 500: 21.8% & 12.0%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$10.528 BILLION AT MARCH 31, 2018

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- Credit risk – A2/A average rating
  - 87.3% are rated investment grade, 3.2% are noninvestment grade, 9.5% are unrated
- Interest rate risk
  - 5.3 years effective duration, 7.7 years weighted average maturity
  - Generally laddered maturity structure
    - 17% of year-end 2017 portfolio matures by the end of 2020, 31% by 2022, 69% by 2027
  - With 35.5% of the investment portfolio invested in common stocks at 3-31-18, we estimated shareholders' equity would decline 5.7% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,450 issuers
    - $3.933 billion with an average rating of Aa2/AA by Moody's and S&P Global

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

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Major Treaties (Estimated 2018 ceded premiums)	**Coverage & Retention Summary** (As of January 1, 2018)
Property catastrophe ($43 million) • Treaty has one reinstatement provision • Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)	For a single event: • Retain 100% of first $100 million in losses • Retain 5.0% at $100-600 million • Max exposure for $600M event = $125 million • PML – combined for direct business plus Cincinnati Re 1-in-100 year event = 2.1% 1-in-250 year = 5.0% (% of shareholders' equity at 12-31-17)
Property per risk & $50 million property excess treaties ($28 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million
Casualty per occurrence ($12 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

ADDITIONAL AGENCY STATISTICS

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- 27% of 2,256 year-end 2017 reporting locations include:
  - 10% national or regional brokers, 10% private equity, 7% banks
  - Percentages have approximately doubled in five years
- 2017 premium contribution (standard lines market)
  - 10% private equity owned agencies – 8% bank owned
  - 8% national brokers – 3% regional brokers – 71% privately owned
- 3.5% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, BroadStreet Partners, HUB, Huntington Bank, Marsh & McLennan, PayneWest, USI, Willis
- 98 locations acquired during 2017, including:
  - 35 by a private equity firm, 28 by a regional or national broker, 3 by a bank, 20 by another Cincinnati agency, 12 by a non-Cincinnati agency

FINANCIAL STRENGTH RATINGS COMPARISON

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	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A+**
Auto Owners	A++	-	-	-
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Fireman's Fund	A+	-	-	AA
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A	A2	A
EMC	A	-	-	-
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A	A3	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A
State Auto	A-	-	-	-

Source: SNL Financial as of April 10, 2018. Ratings are under continuous review and subject to change and/or affirmation.

VALUATION COMPARISON TO PEERS

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Ratio of closing price on 05-01-18 to latest reported tangible book value
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
Markel
Selective
Travelers
Allstate
WR Berkley
Median
Hanover
Hartford
State Auto
Cincinnati
United Fire